                                                                   EXHIBIT 10.37

                 FIFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER


               THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "Amendment") dated as of April 15, 1998 is made among APRIA HEALTHCARE GROUP INC., a corporation organized and existing under the laws of the State of Delaware ("Apria") and the Subsidiaries of Apria identified on the signature pages of this Amendment and any Subsidiary of Apria that, subject to Section
9.13 of the Credit Agreement, shall have executed a Joinder Agreement (Apria and such Subsidiaries are referred to individually as a "Borrower" and, collectively, as the "Borrowers"), each of the financial institutions listed on
Schedule I to the Credit Agreement or that, pursuant to Section 13.4 of the Credit Agreement, shall become a "Bank" thereunder (individually, a "Bank" and, collectively, the "Banks"), NATIONSBANK OF TEXAS, N.A., as the Syndication Agent, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the Administrative and Collateral Agent.


                                    RECITALS

               I. The Borrowers, the Banks, the Syndication Agent and the Administrative and Collateral Agent are parties to the Credit Agreement dated as of August 9, 1996, as amended by the First Amendment to Credit Agreement dated as of April 22, 1997 (the "First Amendment"), the Second Amendment to Credit Amendment dated as of August 8, 1997 (the "Second Amendment"), the Third Amendment to Credit Agreement and Waiver (the "Third Amendment"), dated as of January 30, 1998, and the Fourth Amendment to Credit Agreement and Waiver (the "Fourth Amendment"), dated as of March 13, 1998 (as so amended, the "Credit Agreement"), pursuant to which the Banks extended certain credit to the Borrowers.

               II. The Borrowers previously provided notice to the Administrative and Collateral Agent and the Banks pursuant to Section 9.1(e) of the Credit Agreement that (a) a Default has occurred and is continuing under the Credit Agreement as a result of the termination of the JLL/CIBC Investment and
(b) certain Events of Default have occurred and are continuing under the Credit Agreement as a result of the Borrowers' breach of the provisions of Sections 10.9, 10.10 and 10.11 of the Credit Agreement due to the 1997 Fourth Quarter Charges and Reserves (collectively, the "Existing Defaults").

               III. The Borrowers and the Banks, at the Borrower's request, entered into the Third Amendment pursuant to which the Banks agreed during the Waiver Period (as defined in Section 6.1 of the Third Amendment) to (a) temporarily waive, for limited purposes, the Events of Default existing as a result of the breach of Sections
10.9 and 10.10 of the Credit Agreement and (b) continue to permit limited Borrowings under the Credit Agreement and allow the Borrowers to maintain Loans as Eurodollar Loans during the Waiver Period.

               IV. The Borrowers and the Banks, at the Borrower's request, entered into the Fourth Amendment pursuant to which (a) the Banks agreed to extend the Waiver Period until June 30, 1998 (and expand it to cover the Default existing as a result of the breach of Section 10.11) and to continue to permit limited Borrowings under the Credit Agreement and allow the Borrowers to maintain Loans as Eurodollar Loans during the Waiver Period and (b) the Borrowers agreed to grant to the Administrative and Collateral Agent, for the benefit of the Banks, a security interest in all of their personal property assets to secure the Obligations.

               V. The Borrowers have requested that the Banks agree to permanently waive the Existing Defaults (the "Permanent Waiver").

               VI. The Borrowers have agreed in consideration of the Permanent Waiver to restructure certain provisions of the Credit Agreement.

               VII. The Banks are willing to accommodate the requests of the Borrowers on the terms and conditions specified in this Amendment.


                                           AGREEMENT

               In consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

                1. Amendment to Recitals. The Recitals to the Credit Agreement are hereby amended by deleting the amount "$450,000,000" on the third line of the first Recital and replacing it with the amount "$400,000,000".

               2. Amendment to Section 1.1.

               (a) The definitions of "Abbey Merger", "CIBC", "JLL", "JLL/CIBC Investment", "Merger Costs", "Stock Purchase Agreement", "Stockholder Agreement", "Vitas Merger" and "1996 Charges and Reserves" are hereby deleted in their entirety from



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

Section 1.1 of the Credit Agreement.

               (b) The definition of "Applicable Margin" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:


                              "Applicable Margin" shall mean, 2.25% with respect
               to all Eurodollar Loans, .75 % with respect to all Base Rate Loans and .50% with respect to the Revolving Loan Commitment Fee.

               (c) The term "Authorized Company Employees" is hereby amended by deleting the word "Company" in such term.

               (d) The definition of "Calculation Period" is hereby amended in its entirety to read as follows:

                              "Calculation Period" shall have the meaning
               provided in Section 9.13(a)(iii).

               (e) The definition of "Consolidated EBITDA" in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                              "Consolidated EBITDA" shall mean, for the
               four-quarter period preceding any date of determination, the sum of Consolidated Net Income (before consolidated interest income, Consolidated Interest Expense and provisions for taxes, and extraordinary gains or losses or gains or losses from sales of assets other than inventory or Rental Equipment sold in the Ordinary Course of Business) for such period, plus (a) (to the extent deducted in arriving at Consolidated Net Income for such period) (i) the amount of amortization of intangibles, (ii) depreciation, (iii) the 1997 Charges and Reserves and the 1997 Fourth Quarter Charges and Reserves, plus (b) the EBITDA allocable to any Permitted Acquired Business acquired in such period for such period, minus (c) the EBITDA allocable to any assets, capital stock, division or business group divested by Apria or any of its Consolidated Subsidiaries in such period;



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

               provided that with respect to clauses (b) and (c), such EBITDA shall only be added or subtracted, as applicable, for the period commencing at the beginning of such four-quarter period through the date of such acquisition or divestiture.

               (f) The definition of "Final Maturity Date" is hereby amended in its entirety to read as follows:

                              "Final Maturity Date" shall mean August 9, 2001.

               (g) The definition of "Management Agreements" is hereby amended by replacing the reference to "Section 6.5" contained in such definition with "Section 6.6".

               (h) The definition of "Maximum Swingline Amount" is hereby amended by replacing the amount "$15,000,000" contained in such section with the amount "$5,000,000".

               (i) The definition of "Permitted Acquisition" in Section 1.1 of the Credit Agreement is hereby amended by deleting the proviso at the end of such definition.

               (j) The definition of "Total Revolving Loan Commitment" in
Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:

                              "Total Revolving Loan Commitment" shall mean, at
               any time, the sum of the Revolving Loan Commitments of each of the Banks. The principal amount of the Total Revolving Loan Commitment as of April 15, 1998 shall be $400,000,000.

               (k) The following new definitions are added to Section 1.1 in their respective correct alphabetical order:

                              "Additional Permitted Subordinated Indebtedness"
               shall mean up to $150,000,000 of other Indebtedness having a maturity of not less than five years and no scheduled amortization and containing other terms, including subordination provisions, acceptable to the Agents.

                              "Equity Issuance" shall mean (a) any issuance or
               sale by Apria or by any of its Subsidiaries after April 15, 1998 of (i) any capital stock, (ii) any warrants or options exercisable in respect of capital stock



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               (other than any warrants or options issued to directors,
               officers, employees of Apria or to consultants and other parties providing services to Apria or of any of its Subsidiaries and any capital stock of Apria issued upon the exercise of such warrants) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the issuing or selling Person or (b), without duplication of clause
               (a) above, the receipt by Apria or by any of its Subsidiaries after April 15, 1998 of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that the term "Equity Issuance" shall not include (x) any such issuance or sale of capital stock by any Subsidiary of Apria to Apria or to any Wholly Owned Subsidiary of Apria, (y) any capital contribution by Apria or by any Wholly Owned Subsidiary of Apria to any Wholly Owned Subsidiary of Apria or (z) an issuance or sale of capital stock which issuance or sale constitutes the consideration paid by Apria or any of its Subsidiaries for any entity or assets acquired in a Permitted Transaction.

                              "Net Available Proceeds" shall mean (a) Net Sale
               Proceeds (exclusive of the sales of assets in the Ordinary Course of Business or sales of assets, the aggregate fair market value of which is not in excess of $100,000) and (b) in the case of any Equity Issuance or issuance of Additional Permitted Subordinated Indebtedness, the aggregate amount of all cash received by Apria and its Subsidiaries in respect of such Equity Issuance or issuance of Additional Permitted Subordinated Indebtedness, as applicable, net of reasonable expenses incurred by Apria and its Subsidiaries in connection with such Equity Issuance or issuance of Additional Permitted Subordinated Indebtedness, as applicable.

                              "1997 Fourth Quarter Charges and Reserves" shall
               mean the reserves, charges and adjustments made or taken by Apria in the fourth quarter of its 1997 fiscal year in the



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               aggregate amount of approximately $216,000,000, of which
               approximately $134,000,000 is associated with goodwill.

               3. Amendment to Section 2.8(a). Section 2.8(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                              2.8 (a) The Borrowers agree to pay interest in
               respect of the unpaid principal amount of each Base Rate Loan from the date of the Borrowing thereof until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall at all times be equal to the Base Rate in effect from time to time plus the Applicable Margin.

               4. Amendment to Section 2.12. Section 2.12 of the Credit Agreement is hereby deleted in its entirety and shall be replaced with the word "Reserved."

               5. Amendment to Section 2.13. Section 2.13 of the Credit Agreement is hereby amended by deleting the phrase "(i) an extension of the Final Maturity Date requested in accordance with Section 2.12, but Banks holding at least 75% of the Total Revolving Loan Commitments having consented to such an extension or (ii)" set forth on lines eight through eleven of such section.

               6. Amendment to Section 3.1(c). Section 3.1(c) of the Credit Agreement is hereby amended by replacing the amount "$50,000,000" contained in the sixth line of such section with the amount "$15,000,000".

               7. Amendment to Section 4.3. Section 4.3 of the Credit Agreement is hereby amended by (i) deleting the parenthetical phrase in the third line of paragraph (b) and (ii) adding the following new paragraphs (c), (d) and (e):

                              (c) In addition to any other mandatory commitment
               reductions pursuant to this Section 4.3, the Total Revolving Loan Commitment shall be reduced to the following amounts on the following dates:



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

               Date                            Commitment
               ----                            ----------
               December 31, 1998              $385,000,000

               December 31, 1999              $350,000,000

               December 31, 2000              $300,000,000

               In the event that the sum of the aggregate outstanding principal amount of the Revolving Loans, Swingline Loans and Letter of Credit Outstandings exceeds the reduced Total Revolving Loan Commitment, the Borrowers shall prepay the principal of the Loans in accordance with Section 5.2(a)(A) hereof.

                              (d) In addition to any other mandatory commitment
               reductions pursuant to this Section 4.3, the Total Revolving Loan Commitment shall be reduced by an amount equal to 100% of any Net Available Proceeds contemporaneously with the required repayment of the Loans with such Net Available Proceeds in accordance with
               Section 5.2(a)(A) hereof.

                              (e) Upon any reduction in the Total Revolving Loan
               Commitment, the Revolving Loan Commitment of each Bank shall be reduced on a pro rata basis.

               8. Amendment to Section 7. Section 7 of the Credit Agreement is hereby amended by adding the following new section to the end of such section:

                              7.5 Certificate of Chief Financial Officer;
               Opinion of Counsel. Prior to the making of each Loan or the issuance of any Letter of Credit, the Administrative and Collateral Agent shall have received either (i) a certificate from the Chief Financial Officer of Apria that Apria is entitled under Section 4.12(b) of the Indenture to incur Indebtedness in the amount to be borrowed or (ii) an opinion of outside counsel to the Borrower addressed to the Administrative and Collateral Agent and each of the Banks and acceptable in form and substance to the Agents, that the incurrence of such additional Indebtedness is otherwise



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

               permitted under the Indenture.

               9. Amendment to Section 8.10. Section 8.10 of the Credit Agreement is hereby amended by deleting the phrase "other than, upon the consummation of the Vitas Merger, the stock ownership plan of Vitas Healthcare Corporation" beginning on the fifth line of such section and ending on the sixth line of such section.

               10. Amendment to Section 9.1. Section 9.1 of the Credit Agreement is hereby amended by renumbering the final paragraph of such section (which paragraph was added pursuant to the Fourth Amendment) as paragraph "(i)", rather than paragraph "(e)", as referenced in the Fourth Amendment.

               11. Amendment to Section 9.4. Section 9.4 of the Credit Agreement is hereby amended by deleting the proviso at the end of such section.

               12. Amendment to Section 9.13(a). Section 9.13(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

                              (a) So long as no Default or Event of Default has
               occurred and is continuing or would result therefrom and Apria has given the Agents and the Banks at least ten days' prior notice thereof, Apria may from time to time after January 1, 1998
               (x) effect Subsidiary Reorganizations and (y), subject to the remaining provisions of this Section 9.13 and the requirements contained in the definition of Permitted Acquisition or Permitted Investment, as the case may be, Apria may from time to time after January 1, 1998, effect Permitted Transactions; provided that:

                                             (i) with respect to all Permitted
                              Transactions (other than Subsidiary
                              Reorganizations) in any one fiscal year, the sum (without duplication) of (I) cash paid by Apria in connection with such Permitted Transactions, (II) the Fair Market Value of Apria Common Stock issued in connection with such Permitted Transactions and
                              (III) the amount (determined by using the face amount of the debt or the amount payable at maturity, whichever is greater) of all




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

                              Permitted Debt incurred, assumed or acquired in all such Permitted Transactions, shall not exceed $15,000,000 in such fiscal year;

                                             (ii) with respect to all Permitted
                              Transactions (other than Subsidiary
                              Reorganizations), the aggregate amount (determined by using the face amount of the debt or the amount payable at maturity, whichever is greater) of Permitted Debt incurred, assumed or acquired in connection with all Permitted Transactions shall not exceed $30,000,000;

                                             (iii) with respect to each
                              Permitted Acquisition, the EBITDA of the Permitted Acquired Business for the period of four consecutive fiscal quarters (taken as one accounting period) last ended prior to the date of such Permitted Acquisition (the "Calculation Period") on a pro forma basis shall be greater than zero; and

                                             (iv) with respect to each Permitted
                              Transaction (other than Subsidiary
                              Reorganizations), (I) no Event of Default is in existence at the proposed time of the consummation of such Permitted Transaction or would exist after giving effect thereto and (II) Apria shall have given the Administrative and Collateral Agent and the Banks at least ten days' prior notice of such Permitted Transaction; provided, however, that in the event the aggregate consideration of such Permitted Transaction (calculated pursuant to
                              Section 9.13(a)(i)) (i) is less than $5,000,000,
                              Apria shall only be required to provide the notice referred to above promptly upon completion of such Permitted Transaction, rather than in advance thereof, and (ii) is less than $250,000, Apria shall not be required to provide the notice referred to above.



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

               13. Amendment to Section 9.13(c). Section 9.13(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

                              (c) Within five (5) Business Days following each
               such respective Permitted Acquisition, Apria shall cause each Material Subsidiary which is formed to effect such Permitted Acquisition, or is acquired pursuant to a Permitted Acquisition, to execute and deliver a Joinder Agreement and the Guaranty (by an amendment thereto pursuant to which it becomes a party thereto) or a substantially similar guaranty, in either case with the documentation to be in form and substance satisfactory to, the Administrative and Collateral Agent; provided that in the case of foreign Subsidiaries, such joinder shall require the consent of the Administrative and Collateral Agent.

               14. Amendment to Section 9.13(d). Section 9.13(d) of the Credit Agreement is hereby amended by replacing clauses (w) and (z) of such section with the following:

                              (w) recalculations are made by Apria of compliance
               with the covenants contained in Sections 10.9 through 10.11, inclusive, for the period of four consecutive fiscal quarters most recently ended prior to the date of such Permitted Transaction, on a pro forma basis as if the respective Permitted Transaction had occurred on the first day of such period, and shall show that all such covenants would have been complied with if the Permitted Transaction had occurred on the first day of such period and in the case of such Permitted Transaction (calculated pursuant to Section 9.13(a)(i)) is in excess of $5,000,000, such recalculations shall be subject to the reasonable satisfaction of the Administrative and Collateral Agent prior to the consummation of such Permitted Acquisition;



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

                              (z) prior to the consummation of the respective
               Permitted Transaction, Apria shall furnish the Administrative and Collateral Agent and the Banks with an officer's certificate executed by the chief financial officer of Apria, certifying to the best of his or her knowledge as to compliance with the requirements of preceding clauses (w), (x) and (y) and Section 9.13(a), and containing the pro forma calculations required by preceding clause (w) in the case of a Permitted Transaction where the aggregate consideration of such Permitted Transaction (calculated pursuant to Section 9.13(a)(i) is in excess of $5,000,000.

               15. Amendment to Section 10.3. Section 10.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

               Apria will not, nor permit any of its Subsidiaries to, declare or pay any Dividends except that any Subsidiary of Apria may pay Dividends to Apria or any Wholly-Owned Subsidiary of Apria.

               16. Amendment to Section 10.5(h). Section 10.5(h) of the Credit Agreement is hereby amended in its entirety to read as follows:

                              (h) (i) Indebtedness of Apria in respect of
               Additional Permitted Subordinated Indebtedness; provided that notwithstanding anything to the contrary contained in Section 5.2 of the Credit Agreement, 100% of the Net Available Proceeds from any incurrence of Additional Permitted Subordinated Indebtedness shall be applied as a mandatory repayment of principal of the then outstanding Loans pursuant to Section 5.2(a)(B) and shall reduce the Total Revolving Loan Commitment in accordance with the provisions of Section 4.3(d) and (ii) the Senior Subordinated Notes and any refinancing of the Senior Subordinated Notes having a maturity of not less than five years and no scheduled amortization and containing other terms, including subordination provisions, acceptable to the Agents;



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               17. Amendment to Section 10.7. Section 10.7 of the Credit
Agreement is hereby amended by adding the word "and" immediately prior to clause
(ii) of the first sentence of such section and deleting the following clause three of the first sentence of such section: "and (iii) severance payments required to be made by Apria in connection with the Abbey Merger or the Vitas Merger shall be permitted".

               18. Amendment to Section 10.9. Section 10.9 of the Credit Agreement is hereby amended in its entirety to read as follows:

               Apria will not permit the Fixed Charge Coverage Ratio as of the end of any fiscal quarter set forth below to be less than the corresponding ratio set forth below opposite such date:

               Fiscal Quarter End                                Ratio
               ------------------                                -----
               March 31, 1998                                    2.10 to 1

               June 30, 1998                                     1.75 to 1

               September 30, 1998                                1.60 to 1

               December 31, 1998                                 1.50 to 1

               March 31, 1999                                    1.50 to 1

               Thereafter                                        1.75 to 1

               ; provided that, solely for the purpose of determining compliance with this Section 10.9, the calculation of the Fixed Charge Ratio shall be made without giving effect to the 1997 Charges and Reserves and the 1997 Fourth Quarter Charges and Reserves.

               19. Amendment to Section 10.10. Section 10.10 of the Credit Agreement is hereby amended in its entirety to read as follows:

               Apria will not permit its Consolidated Net Worth at the end of any fiscal quarter (commencing with the fiscal quarter ending on March 31, 1998) to be less than (a) an amount equal to 60% of its Consolidated Net Worth as of December 31, 1997, plus (b) an amount equal to 50% of Consolidated



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

               Net Income (in excess of zero) for each fiscal quarter commencing with the fiscal quarter ending March 31, 1998, which amount shall be added to Consolidated Net Worth as of the last day of each such fiscal quarter, plus (c) 100% of the Net Available Proceeds of any Equity Issuances.

               20. Amendment to Section 10.11. Section 10.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

               Apria will not permit the Consolidated Funded Indebtedness to Consolidated EBITDA Ratio at the end of any fiscal quarter set forth below to be greater than the corresponding ratio set forth below, opposite such date:

               Fiscal Quarter End                                Ratio
               ------------------                                -----
               March 31, 1998                                    3.00 to 1

               June 30, 1998                                     3.25 to 1

               September 30, 1998                                3.75 to 1

               December 31, 1998                                 3.75 to 1

               March 31, 1999                                    3.50 to 1

               June 30, 1999                                     3.50 to 1

               Thereafter                                        3.25 to 1


               ; provided that, solely for the purpose of determining compliance with this Section 10.11 the calculation of the Consolidated Funded Indebtedness to Consolidated EBITDA Ratio shall be made without giving effect to the 1997 Charges and Reserves and the 1997 Fourth Quarter Charges and Reserves.

               21. Amendment to Section 10.12(i). Section 10.12(i) of the Credit Agreement is hereby amended in its entirety to read as follows:

               (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment of or redemption (including pursuant to any change of control provision) or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) (i) any Additional Permitted Subordinated Indebtedness, (ii) any Existing Indebtedness the aggregate amount outstanding of which exceeded $100,000 on the Effective Date (including, without limitation, the Senior Subordinated Notes; provided, however, that so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, Apria may refinance the Senior Subordinated Notes in their entirety pursuant to Section 10.5(h)) and (iii) any Indebtedness incurred to refinance the Senior Subordinated Notes;

               22. Amendment to Section 11.11. Section 11.11 of the Credit Agreement is hereby amended by deleting such section in its entirety.

               23. Amendment to Section 12.9. Section 12.9 of the Credit Agreement is hereby amended by deleting the following parenthetical beginning on the fifth line of such section and ending on the eighth line of such section:

               (which successor agent shall be subject to the consent of the Borrowers, which consent shall not unreasonably be withheld; provided that during the existence of an Event of Default, such consent shall not be required)

               24. Amendment to Section 13.4(b). Section 13.4(b) of the Credit Agreement is hereby amended by (a) substituting the amount "$5,000,000" for the amount "$15,000,000" on the seventh line of such section and (b) replacing clause (iii) of such section with the following:

               (iii) the consent of the Administrative and Collateral Agent and the Issuing Bank shall be required in connection with any assignment (such consent not to be unreasonably withheld);

               25. Amendment to Schedule I. Schedule I to the Credit Agreement is hereby deleted in its entirety and replaced with Attachment A to this Amendment.



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

               26. Amendment to Schedule XII. Schedule XII to the Credit Agreement is hereby deleted in its entirety and shall be replaced with the phrase "Intentionally Left Blank".

               27. Amendment to Exhibit G. Exhibit G to the Credit Agreement is hereby amended by replacing "Attachment No. 1 to Compliance Certificate" with Attachment B to this Amendment.

               28. Permanent Waiver Relating to Existing Defaults. Upon the satisfaction of the conditions set forth in Section 31 of this Amendment, the Administrative and Collateral Agent and the Banks agree that they shall have permanently waived the Existing Defaults, upon which waiver the Existing Defaults shall not constitute Defaults or Events of Default under the Credit Agreement. The foregoing waiver shall not limit or otherwise affect any rights that the Banks may have with respect to any other existing or future Default or Event of Default by the Borrowers and the Borrowers shall be bound to perform all their Obligations under the Credit Agreement, as amended by this Amendment.

               29. Amendment Fees. If the Required Banks consent to this Amendment, the Borrowers shall pay to the Administrative and Collateral Agent for distribution to each Bank that consents to (i) this Amendment on or prior to 5:00 p.m. Pacific time on April 13, 1998 and (ii) the form of documentation of this Amendment and the First Amendment to the Security Agreement on or prior to twelve noon Pacific time on April 16, 1998, an amendment fee equal to .10% of such Bank's Revolving Loan Commitment amount as in effect subsequent to the reductions set forth in this Amendment. The amendment fee shall be deemed earned when paid.

               30. Representations. Each of the Borrowers represents and warrants to the Banks that (a) it has the corporate or partnership power to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of this Amendment and (b) upon the effectiveness of this Amendment, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement. Each of Apria and its Material Subsidiaries has duly executed and delivered this Amendment and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

               31. (a) Conditions Precedent. The effectiveness of this Amendment is subject to the following:

               (i) the receipt by the Administrative and Collateral Agent of the consent of the Required Banks;

               (ii) the receipt by the Administrative and Collateral Agent of the duly executed First Amendment to Security Agreement;

               (iii) the receipt by the Administrative and Collateral Agent of an opinion of Borrower's counsel in a form satisfactory to the Agents;

               (iv) the receipt by the Administrative and Collateral Agent of duly executed UCC-1 financing statements and any relevant recording taxes, as reasonably estimated by Apria, with respect to each jurisdiction in which Collateral (as defined in the Security Agreement) is located;

               (v) the receipt by the Administrative and Collateral Agent of this Amendment, duly executed and delivered by each of the Borrowers; and

               (vi) the payment of the fees set forth in Section 29 of this Amendment; and

               (vii) an officer's certificate of Apria to the effect that except with respect to the occurrence of the Existing Defaults, no Default or Event of Default has occurred or is continuing under the Credit Agreement and that each of the representations and warranties contained in Section 8 of the Credit Agreement are true and correct in all material respects as of the date of this Amendment with references to the Agreement being references to the Agreement as amended by this Amendment.

                      (b) Conditions Subsequent. As promptly as practicable, but in no event later than thirty (30) days from the date of this Amendment the Borrowers shall deliver to the Administrative and Collateral Agent an opinion of outside counsel with respect to the perfection of the Administrative and Collateral Agent's security interest (for the benefit of the Banks) in the Collateral.

               32. Reference to and Effect on the Credit Agreement, Notes and Guaranty.

                      (a) Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                      (b) This Amendment shall be construed as one with the Credit Agreement and the Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

                      (c) All documents executed in connection with the Credit Agreement, including, but not limited to, the Notes and the Guaranty shall remain in full force and effect and are hereby ratified and confirmed with respect to the Credit Agreement, as amended hereby.

               33. Entire Agreement. This Amendment, together with the Credit Agreement and the other documents referred to in, or executed in connection with, the Credit Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Amendment.

               34. Expenses. The Borrowers shall reimburse the Agents on demand for all reasonable costs, expenses and charges (including, without limitation, reasonable fees and charges of legal counsel and other consultants for the Agents) incurred by the Agents in connection with the preparation, performance or enforcement of this Amendment.

               35. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of its parties and their respective successors and permitted assigns.

               36. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               37. Captions. The captions and section headings appearing in this Amendment are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.

               38. Counterparts. This Amendment may be executed in any number of counterparts all of which when taken together shall constitute one and the same instrument and any of the parties to this Amendment may execute this Amendment by signing any such counterpart; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signatures are physically attached to the same document.

               39. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

        IN WITNESS WHEREOF, the parties to this Amendment have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                                    APRIA HEALTHCARE GROUP INC.
                                    APRIA HEALTHCARE, INC.
                                    APRIACARE MANAGEMENT SYSTEMS, INC.
                                    APRIA NUMBER TWO, INC.
                                    APRIA HEALTHCARE OF NEW YORK STATE, INC.



                                    By:
                                       -----------------------------------------
                                          Name:   Larry Smallen
                                          Title:  Chief Financial Officer



                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION,
                                    as Administrative and Collateral Agent



                                    By:
                                       -----------------------------------------
                                        Name:   Christine Cordi
                                        Title:  Vice President

                                                                    ATTACHMENT A

                                   COMMITMENTS




                                                                     Pro Rata
                  Bank                   Commitment                    Share
                  ----                   -----------------           ----------
Bank of America
National Trust and
Savings Association                      $  45,000,000.00             11.250%
                                          ---------------

NationsBank of Texas, N.A.               $  37,500,000.00              9.375%
                                          ---------------

ABN AMRO Bank N.V.,
Los Angeles International
Branch                                   $  12,500,000.00              3.125%
                                          ---------------

The Bank of New York                     $  17,500,000.00              4.375%
                                          ---------------

The Bank of Nova Scotia                  $  30,000,000.00              7.500%
                                          ---------------

Banque Nationale de Paris                $  25,000,000.00              6.250%
                                          ---------------

Banque Paribas                           $  22,500,000.00              5.625%
                                          ---------------

Credit Lyonnais,
New York Branch                          $  17,500,000.00              4.375%
                                          ---------------

Deutsche Bank AG,
New York Branch and/or
Cayman Islands Branch                    $  10,000,000.00              2.500%
                                          ---------------

The First National Bank
of Chicago                               $  12,500,000.00              3.125%
                                          ---------------

First Union National
Bank                                     $  12,500,000.00              3.125%
                                          ---------------

The Fuji Bank Limited,
Los Angeles Agency                       $   7,500,000.00              1.875%
                                          ---------------

The Industrial Bank of
Japan, Ltd.,
Los Angeles Agency                       $  17,500,000.00              4.375%
                                          ---------------

The Long-Term Credit                     $  27,500,000.00              6.875%
                                          ---------------
Bank of Japan, Ltd.

Mellon Bank, N.A.                        $  12,500,000.00              3.125%
                                          ---------------

The Mitsubishi Trust                     $   7,500,000.00              1.875%
                                          ---------------

                                                                     Pro Rata
                  Bank                   Commitment                    Share
                  ----                   -----------------           ----------
and Banking Corporation

The Sakura Bank Limited                  $   7,500,000.00              1.875%
                                          ---------------

The Sanwa Bank Limited                   $   7,500,000.00              1.875%
                                          ---------------

The Sumitomo Bank Limited                $   7,500,000.00              1.875%
                                          ---------------

Toronto Dominion (Texas),                $  22,500,000.00              5.625%
                                          ---------------
Inc.

Union Bank of California,                $  22,500,000.00              5.625%
                                          ---------------
N.A.

Wells Fargo Bank, N.A.                   $  17,500,000.00              4.375%
                                          ===============            ========
                  TOTAL                  $ 400,000,000.00            100.000%


                                                                    ATTACHMENT B

                                                                ATTACHMENT NO. 1
                                                       TO COMPLIANCE CERTIFICATE

APRIA HEALTHCARE GROUP INC.
COVENANT COMPUTATIONS
BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION REPORTING FORMAT
________ __, 19__


SECTION 10.8          CAPITAL EXPENDITURES
(trailing four quarters calculation)

CAPITAL EXPENDITURES:

Expenditures for Fixed or Capital Assets
and Rental Equipment
                                                                     ----------
PLUS:        Capital Lease Obligations
                                                                     ----------
PLUS:        Investments permitted pursuant
             to Section 10.6(viii)
                                                                     ----------
MINUS:       Expenditures made in connection
             with Permitted Transactions made
             in compliance with Section 9.13
                                                                     ----------
TOTAL CAPITAL EXPENDITURES:                                       (a)
                                                                     ----------
CONSOLIDATED NET REVENUE:                                         (b)
                                                                     ----------


     CAPITAL EXPENDITURES AS % REVENUE                        (a)/(b)          %
                                                                     ----------
     CAPITAL EXPENDITURES CANNOT EXCEED:                                       %
                                                                     ----------
     VARIANCE - Favorable (Unfavorable)                                        %
                                                                     ----------

SECTION 10.9          FIXED CHARGE COVERAGE RATIO
(trailing four quarters calculation)

CONSOLIDATED EBITDA:

Consolidated Net Income (before consolidated interest income, Consolidated Interest Expense, provisions for taxes, and exclusive of extraordinary gains or losses or gains and losses from sales of assets other than inventory or Rental Equipment sold in the Ordinary Course of Business)

PLUS:        Amortization
                                                                     ----------
PLUS:        Depreciation
                                                                     ----------
PLUS:        1997 Charges and Reserves
                                                                     ----------
PLUS:        1997 Fourth Quarter Charges and Reserves
                                                                     ----------
PLUS:        EBITDA allocable to Permitted
             Acquired Businesses (added only
             for the period commencing at the
             beginning of the four-quarter period
             through the date of the acquisition)
                                                                     ----------
MINUS:       EBITDA allocable to divestitures
             (subtracted only for the period
             commencing at the beginning of
             the four-quarter period through
             the date of the divestiture)
                                                                     ----------
TOTAL CONSOLIDATED EBITDA:
                                                                     ----------

PLUS:        CONSOLIDATED RENT EXPENSE
                                                                     ----------
MINUS:       TAXES PAID IN CASH
                                                                     ----------
TOTAL:       Consolidated EBITDA +
             Consolidated Rent Expense
             - Taxes paid in cash                                 (a)
                                                                     ----------

FIXED CHARGES:

Consolidated Interest Expense and
amortization of debt discounts in
respect of all Indebtedness
                                                                     ----------
PLUS:        Aggregate principal amount of all
             scheduled payments of Indebtedness
             (including principal portion of rentals
             under Capitalized Lease Obligations)
                                                                     ----------
PLUS:        Consolidated Rent Expense
                                                                     ----------
TOTAL FIXED CHARGES:                                              (b)
                                                                     ----------


     FIXED CHARGE COVERAGE RATIO                             (a)/(b)
                                                                     ----------
     FIXED CHARGE COVERAGE RATIO
     CANNOT BE LESS THAN:
     VARIANCE - Favorable (Unfavorable)
                                                                     ----------

SECTION 10.10         MINIMUM CONSOLIDATED NET WORTH

Consolidated Net Worth as of
December 31, 1997
                                                                     ----------
Aggregate Consolidated Net Income (in excess of zero in each quarter) for all the quarters since December 31, 1997 to the quarter ended ____ _, 19_
                                                                     ----------

60% of Consolidated Net Worth for
as of December 31, 1997
                                                                     ----------

PLUS:        50% of aggregate Consolidated Net Income (in excess
             of zero) for all quarters since December 31, 1997 to the
             quarter ended ________ __, 19__
                                                                     ----------

PLUS:        100% of aggregate Net Available Proceeds
             received during all quarters since
             December 31, 1997 to the quarter
             ended ________ __, 19__
                                                                     ----------

     MINIMUM CONSOLIDATED NET WORTH
                                                                     ----------
     CONSOLIDATED NET WORTH
                                                                     ----------
     VARIANCE - Favorable (Unfavorable)
                                                                     ----------

SECTION 10.11 CONSOLIDATED FUNDED INDEBTEDNESS TO CONSOLIDATED EBITDA (trailing four quarters calculation)

Consolidated Funded Indebtedness                                  (a)
                                                                     ----------

Consolidated EBITDA                                               (b)
                                                                     ----------


     CONSOLIDATED FUNDED INDEBTEDNESS
     TO CONSOLIDATED EBITDA                                   (a)/(b)
                                                                     ----------

     RATIO CANNOT EXCEED:
                                                                     ----------

     VARIANCE - Favorable (Unfavorable)
                                                                     ----------